UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 29, 2021

THOR Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9235 (Commission File Number)	93-0768752 (IRS Employer Identification No.)

601 East Beardsley Avenue, Elkhart, Indiana (Address of Principal Executive Offices)	46514-3305 (Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par value $.10 Per Share)	THO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2021, the Board of Directors (the “Board”) of THOR Industries, Inc. (the “Company”) appointed Christina Hennington and Laurel Hurd as directors of the Company effective September 1, 2021. The Board also accepted the planned retirement of J. Allen Kosowsky as a director effective in October, 2021.

Ms. Hennington will serve as a member of the Company’s Nominating and Corporate Governance Committee and the Compensation and Development Committee. She is the Executive Vice President and Chief Growth Officer of Target and a member of Target’s leadership team.  Ms. Hennington will hold office until the 2021 annual meeting of shareholders and until her successor is elected and qualified.

Ms. Hurd will serve as a member of the Company’s Audit Committee. She is a segment President, Learning and Development, for Newell Brands and has served as CEO of a number of divisions of Newell Brands. Ms. Hurd will hold office until the 2021 annual meeting of shareholders and until her successor is elected and qualified.

Ms. Hennington and Ms. Hurd will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on November 5, 2020.  This compensation generally consists of an annual cash retainer of $170,000, payable quarterly, reimbursement of relevant expenses and an annual award of restricted stock units, which vest on the first anniversary of the date of grant.

The Company is unaware of any arrangements or understandings between either Ms. Hennington or Ms. Hurd and any other person pursuant to which they were selected as directors of the Company and they have no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the appointment of Ms. Hennington and Ms. Hurd and the planned retirement of Mr. Kosowsky is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number		Description

99.1		Press release, dated August 3, 2021, issued by the Company
104		Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOR Industries, Inc.

Date:	August 3, 2021	By:	/s/ W. Todd Woelfer
		Name:	W. Todd Woelfer
		Title:	General Counsel and Secretary